U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report

September 18, 2007

Commission File No. 0-32893

Cal Bay International, Inc.

(Exact name of small business issuer as specified in its charter)

NEVADA     26-0021800

(State or other jurisdiction of   (IRS Employer Identification No.)

incorporation  or  organization)

6965 El Camino Real, Suite 150, Carlsbad, CA 92009

(Address of principal executive offices)

(760)-930-0100

 (Issuer's telephone number)

Palomar Airport Road, Suite 100, Carlsbad, CA 92011

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)

Item 1.02 Termination of a Material Definitive Agreement

Thursday September 18, 2007 Cal-Bay International, INC. (the "Company") and Lenox Corp, LTD. have mutually terminated the Asset Sale Agreement which was made public September 14, 2007 via press release and SEC Form 8-K.

The shares of CAL-BAY International, INC. will not expire on October 1st, 2007 as previously stated. The company will continue its operations as usual without any changes to current management or ownership of the company. The reason this deal was terminated because the company did not consider the payment sufficient for the company's assets being purchased.

The company will retain its name, trademarks, all assets subject to the terminated purchase agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cal Bay International, Inc.

   (Registrant)

Date: September 18, 2007

By: /s/ Syed Hasan Rizvi

Syed Hasan Rizvi,

DIRECTOR